UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2008

ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-32249	98-0222013
(Commission File Number)	(IRS Employer Identification No.)

A-4F Tongxinge, Xietong Building, Gaoxin 2nd Road, Xi’an, China	710065
(Address of Principal Executive Offices)	(Zip Code)

011-86-29-88386415
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 15, 2008, Entech Environmental Technologies, Inc. issued a press release announcing that Spring Liu, its Chief Financial Officer, will speak at the 2008 Roth Capital Partners "Third Annual China Discovery Tour Conference”, to be held at the Ritz Carlton Sanya in SanYa, China on May 23, 2008.

The press release and the presentation materials are attached to this report as Exhibits 99.1 and 99.2, respectively.

The information in this report and the exhibits attached to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Company expressly states that such information is to be considered “filed” under the Exchange Act or incorporates such information by specific reference in a Securities Act or Exchange Act filing.

Item 9.01	Financial Statements and Exhibits.

99.1	Entech Environmental Technologies- Press Release dated May 15, 2008
99.2	Entech Environmental Technologies -Corporate Presentation May 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2008

ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.

By:	/s/ Yongke Xue
Yongke Xue,
Chief Executive Officer